Offerings - Offering: 1	May 14, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 81,638,255.55
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,274.24
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to $81,638,255.55 in shares of JPMorgan Private Markets Fund.